Customer Deposits and Customer Advances	12 Months Ended
Dec. 31, 2016
Other Liabilities Disclosure [Abstract]
Customer Deposits and Customer Advances

Note 11. Customer Deposits and Customer Advances

The Company regularly enters into contracts for the production of composite structures that require the purchase of raw materials specific to the customers’ orders. As such, the Company may require that customers pay a deposit prior to the beginning of production. The customer deposits are recorded as current liabilities in the consolidated balance sheets and are reduced as the Company invoices its customers for work performed or the products are delivered. As of December 31, 2016 and 2015, the Company had customer deposits of $1.4 million and $8.9 million, respectively.

The Company may receive customers advances used to assist with the cash required for the transition and startup of operations at facilities. Interest on these advances is imputed and a discount is recorded on the customer advances. The rate used approximates that which the Company estimates it could have received if financed from third parties. The discount is recorded as deferred revenue and recognized as net sales on a straight-line basis over the term of the supply agreements with the customer.

In 2014, the Company’s Mexico segment received aggregate advance payments of $2.0 million as well as manufacturing equipment valued at $0.8 million from one of its customers to help fund the startup of the plant in Mexico. The agreement, as amended later in 2014, required the Company to repay the advance payments and equipment cost without interest, through future credits against a specified number of products sold to the customer during 2014 and 2015. For the year ended December 31, 2015, the remaining balance of $1.2 million was repaid through credits.

In January 2016, the Company entered into an agreement with GE and received an advance of $2.0 million, which the Company repaid in full in August 2016. See Note 3, Related-Party Transactions.